FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May and David T. Buhler, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: any Registration Statements on Form N-14; any and all Pre-Effective Amendments to said Registration Statements; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hand on this 14th day of September, 2010

/s/ Mary K. Anstine
Mary K. Anstine
Trustee

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May and David T. Buhler Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: any Registration Statements on Form N-14; any and all Pre-Effective Amendments to said Registration Statements; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hand on this 14th day of September, 2010.

/s/ Jeremy W. Deems
Jeremy W. Deems
Trustee

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May and David T. Buhler, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: any Registration Statements on Form N-14; any and all Pre-Effective Amendments to said Registration Statements; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hand on this 13th day of September, 2010.

/s/ David M. Swanson
David M. Swanson
Trustee

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May and David T. Buhler, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: any Registration Statements on Form N-14; any and all Pre-Effective Amendments to said Registration Statements; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hand on this 7th day of September, 2010.

/s/ Scott Wentsel
Scott Wentsel
Trustee